TRADE SECRET NON-DISCLOSURE AGREEMENT
                            (Company and Individual)


     WHEREAS, Accelr8 Technology Corporation, 303 East 17th Avenue, Suite 108, Denver, Colorado 80203, is a Colorado Corporation (hereafter referred to as "Owner") is the owner of valuable trade secrets relating to the design and marketing of certain computer software, hardware or combined computer software and hardware systems more specifically described on Exhibit "A" attached; and

     WHEREAS, the Owner is desirous of disclosing said information to the undersigned for the purposes of entering into a licensing, investment, or other agreement; and

     WHEREAS, the Owner wishes to maintain in confidence said information as trade secret, and the fact the Owner has disclosed said information to the undersigned until the aforesaid agreement is signed; and

     WHEREAS, the undersigned recognized the necessity of maintaining the strictest confidence with respect to the aforementioned trade secrets pursuant to this Agreement.

     I, the undersigned personally and as an authorized agent for the Company, do hereby agree and bind myself and the Company as follows:

     l The Company and I shall observe the strictest secrecy with respect to all information involving the aforementioned trade secrets and our evaluation thereof including taking any affirmative steps necessary to maintain such secrecy and we shall be responsible for any damage resulting from any breach thereof by anyone who learned of such information through the Company or me.

     2 The Company and I shall neither make use of nor disclose to third parties during the period of this Agreement and thereafter any such trade secrets or our evaluation unless prior consent in writing is given by the Owner. Should the Company or I at a later date, feel that such information has become public knowledge through no fault of the Company's or mine and the Company or I wish to be released from our obligations of confidentiality hereunder, then the Owner will not unreasonably withhold its consent to such a release provided the Company or I produce clear and convincing evidence of such public knowledge. It is understood that this Agreement covers only trade secrets that are not previously known or otherwise in the public domain or a part of the knowledge of the Company or me at the time of disclosure and if the Company or I have knowledge of any of the trade secrets herein disclosed, whether such knowledge is known by me, the Company or the public, the Company or I will promptly notify the Owner in writing of such knowledge and produce clear and convincing evidence thereof within thirty days of the date below.

     3. If the Company or I feel that if we must consult other people or corporations, all such people and corporations must enter into a separate agreement with the Owner before disclosure of these trade secrets.





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     4. If within thirty days after the date of this  Agreement the parties have not made another written arrangement regarding the Company's future use of the aforementioned trade secrets, the Company and I shall not use any of the aforementioned trade secrets nor any information derived therefrom and the Company and I shall promptly, within seven days of the end of said period, return any and all original materials provided us by Owner, and any and all copies thereof, to the Owner by certified mail, return receipt requested. The Company and I covenant (a) not to keep any information relating in any manner to the aforesaid Trade Secrets in any form or medium in our files, (b) not to use the aforesaid Trade Secrets as the basis for any future research and development effort, and (c) not to use the aforesaid trade secrets to improve upon the Owner's system.

     5. The Company and I agree that this Agreement shall be binding on me and our employees and that we will not disclose the trade secrets of the Owner nor the subject matter of our evaluation to anyone other than to those of our employees who will need to know such information.

     6. The Company and I acknowledge and agree that all of our employees have signed or will Sign agreements consistent with the terms and conditions of this Agreement before they are allowed to have any contact whatsoever with the subject matter hereinabove set forth.

     7. Nothing herein shall constitute or otherwise be construed as granting to the undersigned any interest or license under the aforementioned trade secrets or under any patent or patent application or under any copyright heretofore or hereafter granted or filed in which the Owner now has or subsequently obtains any right, title or interest.

     8. The unauthorized use or disclosure by me or the Company of the trade secrets or of the evaluation referred to above would cause irreparable injury to the Owner and the Company and I, therefore, agree that the Owner shall be entitled, in addition to any other remedies and damages available, to an injunction (without necessity of posting or filing a bond or any other security) to restrain violation hereof by me or by the Company, its agents, servants, employers, employees and an persons acting therefor.

     9. This Agreement is executed and delivered within the State of Colorado, and the Company and I agree that it shall be construed, interpreted and applied in accordance with the laws of that State. The court and authorities of the State of Colorado and the Federal District Court for the District of Colorado shall have sole jurisdiction and venue over an controversies which may arise with respect to the execution, interpretation and compliance with this Agreement, and the Company and I hereby waive any other jurisdiction and venue to which we may be entitled by virtue of domicile or otherwise. Further, should the Company or I initiate or bring a suit or action in any State other than the State of Colorado, we admit and agree that upon application by the Owner said suit shall be dismissed without prejudice and filed in a court in the State of Colorado.



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     10. This Agreement,  including this provision hereof, shall not be modified or changed in any manner except only by writing signed by an parties hereto. In the event a court of competent jurisdiction finds any of the provisions of this Agreement to be so overboard as to be unenforceable, it is the intent of the Company and me that such provision be reduced in scope by the court, but only to the extent deemed necessary by the court to render the provision reasonable and enforceable. However, should it be held unenforceable, it is our intent that the remaining provisions of this Agreement shall remain in full force and effect.


Dated this ________ day of _________________________, 19__.

Name of Company:
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By (signature):
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Name (please print):
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Title:
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Company's Address:
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Individual:
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Individual 's Address:
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Accepting for Owners: Name:
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(Please Print)
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Title:
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                                   EXHIBIT A



     Description of Trade Secret or Proprietary Information Disclosed:

        Design of Accelr8 software products;

        Any names of, or references to Accelr8 customers;

        Any future  product or  marketing  plans;

        Any  financial  information  not  already publicly disclosed;  and

        Any proposed or actual business arrangement between our companies.



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